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                                                                   EXHIBIT 10.24

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is made this 27th day of December 2000, by and between Pacifica California/Apollo, LLC, a California limited liability company ("Assignor"), and Skechers USA, Inc., a Delaware corporation ("Assignee").

                                   WITNESSETH

         WHEREAS, Assignor and Assignee are parties to that certain Purchase and Sale Agreement with Escrow Instructions (the "Agreement") dated as of November 13, 2000, respecting the sale of certain "Property" (as described in the Agreement). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

         WHEREAS, under the Agreement, Assignor shall assign to Assignee and Assignee shall assume all of Assignor's right, title and interest in and to (i) the Leases, and (ii) the Service Contracts (defined below). The "Service Contracts" shall mean any and all management agreements, service contracts, brokerage agreements, art contracts, landscaping contracts, equipment, leases, maintenance, agreements and all other contracts for the provision of labor, services, materials or supplies to or for the benefit of the Property. A list of the Service Contracts are set forth on Schedule "1" attached hereto.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Service Contracts, and Assignee hereby accepts such assignment.

         By acceptance of this Assignment, Assignee hereby assumes the performance of all of the terms, obligations, covenants and conditions imposed upon Assignor under the Leases and Service Contracts, accruing or arising on or after the date hereof (collectively, the "Assigned Obligations").

         In the event any party hereto institutes any action or proceeding against the other party with regard to this Assignment, the prevailing party in such action shall be entitled to recover, in addition to the cost of the suit, its actual attorneys' fees.

         This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

         This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of California application to agreements made and to be wholly


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performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

         This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

         ASSIGNOR:               PACIFICA CALIFORNIA/APOLLO, LLC,
                                 a California limited liability company



                                 By:  /s/  STEVEN OHREN
                                     ---------------------------------------
                                      Steven Ohren, Manager




         ASSIGNEE:               SKECHERS USA, INC.,
                                 a Delaware corporation



                                 By:     /s/  PHILIP C. PACCIONE
                                        ---------------------------------------
                                 Name:  Philip C. Paccione
                                        ---------------------------------------
                                 Title: General Counsel and Secretary
                                        ---------------------------------------


                                 By:     /s/  MICHAEL GREENBERG
                                        ---------------------------------------
                                 Name:  Michael Greenberg
                                        ---------------------------------------
                                 Title: President
                                        ---------------------------------------